U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of
                Report (Earliest event reported): July 10th 2003

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

          NEVADA                                           91-1922863
(State or other jurisdiction                   (IRS employer identification No.)
     of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 1. Changes in control of Registrant.
None

ITEM 2. Acquisition or Disposition of Assets.
None

ITEM 3. Bankruptcy or Receivership.
None

ITEM 4. Changes in Registrant's Certifying Accountant.

On June 27, 2003, with the approval of the Audit Committee and the concurrence of the Board of Directors, Flexible Solutions International, Inc. (the "Registrant" or "FSI") engaged Cinnamon Jang Willoughby & Company as its independent AUDITORS. FSI dismissed its former independent auditors, Pannell, Kerr, Forster Worldwide "PKF" effective as of the same date. Prior to the engagement, there were no disagreements between PKF and the Registrant regarding the treatment of accounting, auditing or financial reporting issues.

ITEM 5. Other Events.
None

ITEM 6. Resignations of Registrant's Directors.
None.

ITEM 7. Financial Statements and Exhibits.
None

ITEM 8. Change in Fiscal Year.
None

ITEM 9. Sale of Equity Securities Pursuant to Regulation S.
None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10th, 2003

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

/s/ DAN O'BRIEN

Dan O'Brien
President